SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2014

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, CA 92617

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 24, 2014, Broadcom Corporation (“Broadcom”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Broadcom agreed to issue and sell to the Underwriters $350 million aggregate principal amount of 3.500% Senior Notes due 2024 (the “2024 Notes”) and $250 million aggregate principal amount of 4.500% Senior Notes due 2034 (the “2034 Notes” and, together with the 2024 Notes, the “Notes”).

On July 29, 2014, Broadcom completed the offering of the Notes.

In connection with the closing of the Notes offering, Broadcom entered into the Fourth Supplemental Indenture, between Broadcom and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB, as trustee (the “Trustee”), dated as of July 29, 2014 (the “Fourth Supplemental Indenture”), to the indenture, between Broadcom and the Trustee, dated as of November 1, 2010 (the “Base Indenture” and, together with the Fourth Supplemental Indenture, the “Indenture”).

The 2024 Notes mature on August 1, 2024 and accrue interest at a rate of 3.500% per annum, payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning February 1, 2015.

The 2034 Notes mature on August 1, 2034 and accrue interest at a rate of 4.500% per annum, payable semiannually in arrears in cash on February 1 and August 1 of each year, beginning February 1, 2015.

Broadcom may redeem the Notes in whole or in part at any time or from time to time prior to May 1, 2024, in the case of the 2024 Notes, and February 1, 2034, in the case of the 2034 Notes, at 100% of the aggregate principal amount of the Notes to be redeemed plus the applicable make-whole premium. Broadcom may redeem the Notes on or after May 1, 2024, in the case of the 2024 Notes, and on or after February 1, 2034, in the case of the 2034 Notes, at 100% of the aggregate principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon. In the event of a change of control triggering event, each holder of the Notes will have the right to require Broadcom to purchase for cash all or a portion of such holder’s Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest. The Indenture contains covenants limiting Broadcom’s ability to create certain liens, enter into sale and lease-back transactions, and consolidate or merge with or into, or convey, transfer or lease all or substantially all of Broadcom’s properties and assets to, another person, each subject to certain exceptions.

The Notes were offered and sold pursuant to Broadcom’s shelf-registration statement on Form S-3 (Registration No. 333-197597) under the Securities Act of 1933, as amended. Broadcom has filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated July 24, 2014, together with the accompanying prospectus, dated July 24, 2014, relating to the offer and sale of the Notes.

In connection with the offering of Notes, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement: the Underwriting Agreement, the Fourth Supplemental Indenture, the form of 2024 Note, the form of 2034 Note and the opinion of counsel with respect to the validity of the Notes, each of which is hereby incorporated by reference and attached to this Current Report on Form 8-K as exhibits 1.1, 4.1, 4.2, 4.3 and 5.1, respectively.

For a complete description of the terms and conditions of the Underwriting Agreement, the Fourth Supplemental Indenture and the Notes, please refer to the Underwriting Agreement, the Fourth Supplemental Indenture, the form of 2024 Note and the form of 2034 Note, filed herewith.

The agreements included as exhibits to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Broadcom acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about Broadcom may be found elsewhere in this Form 8-K and Broadcom’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

1.1	Underwriting Agreement, dated July 24, 2014, among Broadcom and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated July 29, 2014, between Broadcom and Wilmington Trust, National Association.

4.2	Form of 3.500% Senior Note due 2024 (included in Exhibit 4.1 above)

4.3	Form of 4.500% Senior Note due 2034 (included in Exhibit 4.1 above)

5.1	Legal Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2014

BROADCOM CORPORATION, a California corporation

By:	/s/ Eric K. Brandt

Eric K. Brandt
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 24, 2014, among Broadcom and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated July 29, 2014, between Broadcom and Wilmington Trust, National Association.

4.2	Form of 3.500% Senior Note due 2024 (included in Exhibit 4.1 above)

4.3	Form of 4.500% Senior Note due 2034 (included in Exhibit 4.1 above)

5.1	Legal Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 above)

4